Exhibit 99.1

DYNEGY INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements of Dynegy Inc. (“Dynegy” or “the Company”) are included herein:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2005

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2005

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The above referenced unaudited pro forma condensed consolidated financial statements reflect the sale of Dynegy’s natural gas liquids business to Targa Resources, Inc., a Houston, Texas based company (“Targa”) for $2.445 billion in cash as previously announced in Dynegy’s press release dated October 31, 2005. The transaction was effected through the sale of all of Dynegy’s ownership interests in Dynegy Midstream Services, Limited Partnership (“DMSLP”), which held Dynegy’s natural gas gathering and processing assets, as well as its natural gas liquids fractionation, terminalling, storage, transportation, distribution and marketing assets.

Dynegy received $2.35 billion in cash proceeds on October 31, 2005. Additionally, Targa assumed responsibility for approximately $47 million in letters of credit provided by Dynegy for the benefit of DMSLP, with the replacement of those letters of credit to occur within 90 days following the closing. By December 31, 2005, Dynegy expects to receive payment from Targa of a substantial majority of the balance of the sales proceeds, which represents its cash collateral related to the natural gas liquids business. The total amount of cash collateral, approximately $95 million, is lower than Dynegy’s August 2, 2005 estimate of $125 million primarily as a result of less cash collateral posted due to the business interruptions caused by the recent Gulf Coast hurricanes.

On October 31, 2005, DHI replaced its former $1.3 billion credit facility with a second amended and restated credit agreement (the “Amended and Restated Credit Facility”), comprised of (i) a $400 million letter of credit component and (ii) a $600 million revolving credit component. DHI is required to post cash collateral in an amount equal to 103% of outstanding letters of credit and borrowings under the Amended and Restated Credit Facility. On October 31, 2005, (i) DHI borrowed $600 million under the revolving credit component of the Amended and Restated Credit Facility to repay the term loan and accrued interest associated with the former credit facility, and (ii) DHI established letter of credit capacity of $325 million under the Amended and Restated Credit Facility, $311 million of which was utilized for outstanding undrawn letters of credit transferred from the former credit facility.

The unaudited pro forma condensed consolidated financial statements have been prepared by applying pro forma adjustments to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (“2004 Form 10-K”) and the unaudited condensed consolidated financial statements included in the Quarterly Report on Form 10-Q for the period ended June 30, 2005 (the “2005 Form 10-Q”). The unaudited pro forma condensed consolidated statements of operations reflect the sale of DMSLP, assuming the transaction had been consummated as of the beginning of the years ended December 31, 2002 and 2003. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2002 and 2003 are presented because the Company has not yet been required to reflect DMSLP as discontinued operations in its historical financial statements. The unaudited pro forma condensed consolidated balance sheet reflects the sale of DMSLP, assuming the transaction had been consummated as of June 30, 2005.

The pro forma adjustments, as described in the notes to the unaudited pro forma condensed consolidated financial statements, are based on currently available information and management believes such adjustments are reasonable, factually supportable and directly attributable to the aforementioned sale of DMSLP. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of operating results or financial position that would have occurred had the sale of DMSLP been consummated on, or as of, the dates indicated, nor are they necessarily indicative of future operating results or financial position.

DYNEGY INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2005

(in millions)

	Dynegy Inc. Consolidated (a)	Less: DMSLP (b)	Pro Forma Adjustments		Dynegy Inc. Pro Forma Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$342	$—	$1,170	(c)	$1,512
Restricted cash	38	—	953	(d)	991
Accounts receivable, net of allowance for doubtful accounts	595	—	95	(e)	690
Accounts receivable, affiliates	11	—	—		11
Inventory	197	—	—		197
Assets from risk-management activities	640	—	—		640
Deferred income taxes	496	—	(401	)(f)	95
Prepayments and other current assets	298	—	—		298
Assets held for sale	369	(369)	—		—

Total Current Assets	2,986	(369)	1,817		4,434

Property, Plant and Equipment	6,459	—	—		6,459
Accumulated depreciation	(1,082)	—	—		(1,082)

Property, Plant and Equipment, Net	5,377	—	—		5,377
Other Assets
Unconsolidated investments	290	—	—		290
Restricted investments	84	—	—		84
Intangible assets	416	—	—		416
Assets from risk-management activities	272	—	—		272
Goodwill	—	—	—		—
Deferred income taxes	13	—	—		13
Other long-term assets	172	—	—		172
Assets held for sale	1,159	(1,159)	—		—

Total Assets	$10,769	$(1,528)	$1,817		$11,058

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$503	$—	$—		$503
Accounts payable, affiliates	17	—	—		17
Accrued interest	146	—	(6	)(g)	140
Accrued liabilities and other current liabilities	384	—	6	(h)	390
Liabilities from risk-management activities	684	—	—		684
Notes payable and current portion of long-term debt	55	—	600	(i)	655
Liabilities held for sale	139	(139)	—		—

Total Current Liabilities	1,928	(139)	600		2,389

Long-term debt	4,864	—	(783	)(j)	4,081
Long-term debt to affiliates	200	—	—		200

Long-Term Debt	5,064	—	(783)		4,281
Other Liabilities
Liabilities from risk-management activities	313	—	—		313
Deferred income taxes	885	—	—		885
Other long-term liabilities	416	—	—		416
Liabilities held for sale	25	(25)	—		—

Total Liabilities	8,631	(164)	(183)		8,284

Minority Interest	107	(107)	—		—
Commitments and Contingencies Redeemable Preferred Securities	400	—	—		400
Stockholders’ Equity
Class A Common Stock	2,864	—	—		2,864
Class B Common Stock	1,006	—	—		1,006
Additional paid-in capital	45	—	—		45
Subscriptions receivable	(8)	—	—		(8)
Accumulated other comprehensive loss, net of tax	(23)	1	—		(22)
Accumulated deficit	(2,185)	(1,258)	2,000		(1,443)
Treasury stock, at cost	(68)	—	—		(68)

Total Stockholders’ Equity	1,631	(1,257)	2,000		2,374

Total Liabilities and Stockholders’ Equity	$10,769	$(1,528)	$1,817		$11,058

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2005

(in millions, except per share data)

	Dynegy Inc. Consolidated (a)	Pro Forma Adjustments (k)	Dynegy Inc. Pro Forma Consolidated
Revenues	$921	$—	$921
Cost of sales, exclusive of depreciation shown separately below	(910)	—	(910)
Depreciation and amortization expense	(109)	—	(109)
Impairment and other charges	(6)	—	(6)
General and administrative expenses	(345)	—	(345)

Operating loss	(449)	—	(449)
Earnings from unconsolidated investments	7	—	7
Interest expense	(185)	(18)	(203)
Other income and expense, net	9	—	9

Loss from continuing operations before income taxes	(618)	(18)	(636)
Income tax benefit	215	7	222

Loss from continuing operations	(403)	(11)	(414)
Income (loss) from discontinued operations, net of tax	$179	$16	$195

Net loss	(224)	5	(219)

Less: preferred stock dividends	11	—	11

Net loss applicable to common stockholders	$(235)	$5	$(230)

Basic shares outstanding	379		379
Diluted shares outstanding	505		505

Basic loss per share from continuing operations	$(1.09)		$(1.13)
Diluted loss per share from continuing operations	$(1.09)		$(1.13)

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

(in millions, except per share data)

	Dynegy Inc. Consolidated (l)	Less: DMSLP (m)	Pro Forma Adjustments (o)	Dynegy Inc. Pro Forma Consolidated
Revenues	$6,153	$(3,702)	$—	$2,451
Cost of sales, exclusive of depreciation shown separately below	(5,214)	3,364	—	(1,850)
Depreciation and amortization expense	(323)	88	—	(235)
Impairment and other charges	(83)	5	—	(78)
Gain on sale of assets, net	11	(69)	—	(58)
General and administrative expenses	(352)	22	—	(330)

Operating loss	192	(292)	—	(100)
Earnings from unconsolidated investments	202	(10)	—	192
Interest expense	(480)	27 (n)	(16)	(469)
Other income and expense, net	12	—	—	12
Minority interest income	(25)	22	—	(3)

Income (loss) from continuing operations before income taxes	(99)	(253)	(16)	(368)
Income tax benefit	89	100	6	195

Loss from continuing operations	(10)	(153)	(10)	(173)
Income (loss) from discontinued operations, net of taxes	(5)	153	17	166

Net income loss	(15)	—	7	(8)
Less: preferred stock dividends (gain)	22	—	—	22

Net income (loss) applicable to common stockholders	$(37)	$—	$7	$(30)

Basic shares outstanding	378			378
Diluted shares outstanding	504			504

Basic loss per share from continuing operations	$(0.09)			$(0.53)
Diluted loss per share from continuing operations	$(0.09)			$(0.53)

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

(in millions, except per share data)

	Dynegy Inc. Consolidated (l)	Less: DMSLP (p)	Pro Forma Adjustment (q)	Dynegy Inc. Pro Forma Consolidated
Revenues	$5,787	$(3,188)	—	$2,599
Cost of sales, exclusive of depreciation shown separately below	(5,074)	2,924	—	(2,150)
Depreciation and amortization expense	(454)	81	—	(373)
Goodwill impairment	(311)	—	—	(311)
Impairment and other charges	(225)	—	—	(225)
Gain on sale of assets, net	29	(23)	—	6
General and administrative expenses	(346)	31	—	(315)

Operating loss	(594)	(175)	—	(769)
Earnings from unconsolidated investments	124	2	—	126
Interest expense	(509)	6	—	(503)
Other income and expense, net	25	—	—	25
Minority interest income	3	17	—	20
Accumulated distributions associated with trust preferred securities	(8)	—	—	(8)

Income (loss) from continuing operations before income taxes	(959)	(150)	—	(1,109)
Income tax benefit	246	60	—	306

Loss from continuing operations	(713)	(90)	—	(803)
Income (loss) from discontinued operations, net of taxes	(19)	90	4	75

Net loss before cumulative effect of change in accounting principles, net of tax	(732)	—	4	(728)
Cumulative effect of accounting change	40	—	—	40

Net income loss	(692)	—	4	(688)
Less: preferred stock dividends (gains)	(1,013)	—	—	(1,013)

Net income (loss) applicable to common stockholders	$321	$—	4	$325

Basic shares outstanding	374			374
Diluted shares outstanding	423			423

Basic loss per share from continuing operations	$0.80			$0.56
Diluted loss per share from continuing operations	$0.73			$0.51

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2002

(in millions, except per share data)

	Dynegy Inc. Consolidated (l)	Less: DMSLP (r)	Pro Forma Adjustment (s)	Dynegy Inc. Pro Forma Consolidated
Revenues	$5,326	$(2,489)	—	$2,837
Cost of sales, exclusive of depreciation shown separately below	(4,596)	2,288	—	(2,308)
Depreciation and amortization expense	(466)	88	—	(378)
Goodwill impairment	(814)	—	—	(814)
Impairment and other charges	(190)	3	—	(187)
Gain on sale of assets, net	7	—	—	7
General and administrative expenses	(325)	17	—	(308)

Operating loss	(1,058)	(93)	—	(1,151)
Earnings from unconsolidated investments	(80)	(14)	—	(94)
Interest expense	(297)	7	—	(290)
Other income and expense, net	(59)	18	—	(41)
Minority interest income	(36)	12	—	(24)
Accumulated distributions associated with trust preferred securities	(12)	—	—	(12)

Income (loss) from continuing operations before income taxes	(1,542)	(70)	—	(1,612)
Income tax benefit	343	27	—	370

Loss from continuing operations	(1,199)	(43)	—	(1,242)
Income (loss) from discontinued operations, net of taxes	(1,154)	43	4	(1,107)

Net loss before cumulative effect of change in accounting principles, net of tax	(2,353)	—	4	(2,349)
Cumulative effect of accounting change	(234)	—	—	(234)

Net income loss	(2,587)	—	4	(2,583)
Less: preferred stock dividends	330	—	—	330

Net income (loss) applicable to common stockholders	$(2,917)	$—	4	$(2,913)

Basic shares outstanding	366			366
Diluted shares outstanding	370			370

Basic loss per share from continuing operations	$(4.18)			$(4.30)
Diluted loss per share from continuing operations	$(4.18)			$(4.30)

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)	Amounts represent historical financial information from the Company’s 2005 Form 10-Q.

(b)	Amounts represent elimination of the assets and liabilities of DMSLP classified as held-for-sale at June 30, 2005 to reflect the pro forma effect of the sale of DMSLP by the Company.

(c)	Reflects net cash proceeds from the sale of DMSLP, cash related to borrowing and repayments of debt as follows (in millions):

Cash at June 30, 2005	$342
Cash receipt from Targa		$2,350
Collateral posted for revolving component of the amended and restated facility		(618)
Collateral posted for letter of credit component of the Amended and Restated Credit Facility		(335)
Borrowings under revolving component of the Amended and Restated Credit Facility		600
Repayment of term loan and accrued interest		(600)
Repayment of Dynegy’s generation facility debt		(189)
Minimum cash balance requirement and other transaction costs		(38)

		1,170

Pro forma Cash at June 30, 2005	$1,512

(d)	Reflects the cash collateral posted under the Amended and Restated Credit Facility.

(e)	Reflects the balance of the sales proceeds Dynegy expects to receive from Targa, which represents cash collateral related to the natural gas liquids business.

(f)	Amount represents estimated deferred taxes on the gain of approximately $1.1 billion on the sale of DMSLP, after applying the Company’s effective tax rate of 37%.

(g)	A $6 million repayment of accrued interest associated with the $594 million outstanding on the term loan.

(h)	Reflects the establishment of payables for settlement and curtailment loss on pension as a result of the sale.

(i)	Reflects borrowings of $600 million under the revolving credit component of the Amended and Restated Credit Facility used to repay the $594 million outstanding on our term loan. The remaining borrowings of $6 million were used to repay accrued interest as discussed in (g) above.

(j)	Reflects the repayment of $189 million outstanding on Dynegy’s generation facility debt with cash on hand and, with the borrowings in (i) above, the repayment of $594 million outstanding on our term loan.

(k)	Reflects interest expense calculated at prime rate plus 0.50% on the borrowings of $600 million under the revolving component of the Amended and Restated Credit Facility of $18 million ($11 million after-tax, as calculated at the company’s effective tax rate of 37%). The effect of a one-eighth percent variance in the interest rate on net income is immaterial. This expense is offset by an adjustment to income from discontinued operations of $25 million ($16 million after-tax) to reflect the reduction of interest expense as a result of the repayment of the $594 outstanding on the term loan and, with cash on hand, the $189 million outstanding on the generation facility.

(l)	Amounts represent the Company’s historical financial information from its 2004 Form 10-K.

(m)	Amounts reflect elimination of historical DMSLP financial results for the year ended December 31, 2004 from loss from continuing operations and reclassifying the amount into income from discontinued operations, net of tax, to reflect the pro forma effect of the sale of DMSLP by the Company, as if the sale were consummated on January 1, 2004. In addition, revenues include the reclassification of intercompany revenues and costs of sales, net of $249 million to third party revenues.

DYNEGY INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS—(Continued)

(n)	Amounts reflect reduction of interest expense of $27 million ($17 million after-tax) resulting from the repayment of the generation facility and the term loan.

(o)	Reflects interest expense calculated at prime rate plus 0.50% on the borrowings of $600 million under the revolving component of the Amended and Restated Credit Facility of $16 million ($10 million after-tax, as calculated at the company’s effective tax rate of 37%). The effect of a one-eighth percent variance in the interest rate on net income is immaterial. This expense is offset by an adjustment to income from discontinued operations of $27 million ($17 million after-tax) to reflect the reduction of interest expense as a result of the repayment of the $594 million outstanding on the term loan and, with cash on hand, the $189 million outstanding on the generation facility.

(p)	Amounts reflect elimination of historical DMSLP financial results for the year ended December 31, 2003 from loss from continuing operations and reclassifying the amount into income from discontinued operations, net of tax, to reflect the pro forma effect of the sale of DMSLP by the Company, as if the sale were consummated on January 1, 2003. In addition, revenues include the reclassification of intercompany revenues and costs of sales of $186 million to third party revenues.

(q)	Reflects an adjustment to income from discontinued operations of $6 million ($4 million after-tax) to reflect the reduction of interest expense as a result of the repayment, with cash on hand, the $189 million outstanding on the generation facility.

(r)	Amounts reflect elimination of historical DMSLP financial results for the year ended December 31, 2002 from loss from continuing operations and reclassifying the amount into income from discontinued operations, net of tax, to reflect the pro forma effect of the sale of DMSLP by the Company, as if the sale were consummated on January 1, 2002. In addition, revenues include the reclassification of intercompany revenues and costs of sales, net of $46 million to third party revenues.

(s)	Reflects an adjustment to income from discontinued operations of $7 million ($4 million after-tax) to reflect the reduction of interest expense as a result of the repayment, with cash on hand, the $189 million outstanding on the generation facility.